UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 22, 2020

iSign Solutions Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-19301	94-2790442
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2033 Gateway Place, Suite 659

San Jose, CA 95110

(Address of principal executive offices)

(650) 802-7888

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Armanino LLP as Principal Accountant

On June 22, 2020, iSign Solutions Inc. (the "Company") dismissed Armanino LLP (“Armanino”) as the Company's independent registered public accounting firm. The dismissal of Armanino was approved by the Audit Committee of the Company's Board of Directors.

The reports of Armanino on the consolidated financial statements of the Company for the fiscal years ended December 31, 2019 and 2018 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports included an explanatory paragraph stating that the consolidated financial statements have been prepared assuming that the Company will continue as a going concern.

During the fiscal years ended December 31, 2019 and December 31, 2018 and through June 22, 2020 (the “Relevant Period”), there have been no disagreements with Armanino on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Armanino, would have caused Armanino to make reference thereto in their reports on the financial statements for such years. Also, during the Relevant Period, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K (“Reportable Events”).

The Company provided a copy of the foregoing disclosure to Armanino and requested that Armanino furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Armanino agrees with the statements set forth in this subsection (a). A copy of such letter, dated June 25, 2020, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Appointment of M&K CPAs, PLLC as Principal Accountant

On June 22, 2020, the Company engaged M&K CPAs, PLLC (“M&K”) as its independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending December 31, 2020. The engagement of M&K will be subject to the ratification of the Company's stockholders at the Company's 2020 Annual Meeting of Stockholders.

During the Relevant Period, neither the Company nor (to the Company's knowledge) anyone acting on behalf of the Company consulted with M&K regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed), (ii) the type of audit opinion that might be rendered on the Company's financial statements, (iii) any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K, or (iv) any Reportable Event.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Armanino LLP dated June 25, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iSign Solutions Inc.
June 25, 2020
	By:	/s/ Andrea Goren
Andrea Goren
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Armanino LLP dated June 25, 2020

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